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                                                                 Exhibit 10.7
                                                                to Form 10KSB



                             AMENDMENT NO. 1 TO
                    STOCK AND WARRANT PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO STOCK AND WARRANT PURCHASE AGREEMENT is made as of the 27th day of March, 1996 by and between Synthetech, Inc., an Oregon corporation (the "Company"), and JB Partners, a limited partnership formed under the laws of the State of New York (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

                          1.   Registration Rights.

     Section 6.1(c) of the Agreement shall be restated in its entirety as follows:

          "(c) The term "Holder" means the Investor and any assignees pursuant to Section 6.7; and"

                       2.   Request for Registration.

     2.1 Section 6.2(a) of the Agreement shall be amended in its entirety as follows:

          "(a) (i)  Subject to the terms and conditions set forth in
          Section 6, if the Company shall receive at any time after April 1, 1996, but on or before December 31, 1996, a written request from the Holder that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities, the Company shall effect as soon as practicable, and in any event shall use its best efforts to effect within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holder requests to be so registered; provided that the Company shall be under no obligation to register the Registrable Securities pursuant to this Section 6 or otherwise if (A) Form S-3 is not then available for such registration, or (B) the Company during the period has already filed a Form S-3 with the SEC and permitted the Holders to participate in such registration.

               (ii) Subject to the terms and conditions set forth in
          Section 6, if the Company shall receive at any time after April 1, 1996, but on or before September 30, 1999, a written request from the Holder that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities, the Company shall effect as soon as practicable, and in any event shall use its best efforts to effect within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holder requests to be so registered; provided that the Company shall be under no obligation to register the Registrable Securities pursuant to this Section 6 or otherwise if Form S-3 is not then available for such registration.
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               (iii)     Notwithstanding the foregoing, there shall be
          no registration right under this Section 6 for Registrable Securities which are eligible for immediate sale by the Holders pursuant to Rule 144 or its successor rule."

     2.2 Section 6.2(c) of the Agreement shall be amended in its entirety as follows:

          "(c) The Company is obligated to effect no more than two (2) registrations pursuant to this Section 6.2."

                   3.   Assignment of Registration Rights.

     Section 6.7 of the Agreement shall be amended in its entirety as follows:

          "The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may not be assigned or transferred, except to the partners of the Investor in connection with the distribution of the Registrable Securities to such partners, provided that each partner agrees to be bound by the obligations of the Investor as set forth herein."

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                          SYNTHETECH, INC.


                          By:
                          Title:



                          JB PARTNERS, a limited partnership formed under the laws of the State of New York


                          By:
                            Peter B. Cannell,
                            Managing Partner

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